UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) April 15, 2000




         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                    NAVISTAR FINANCIAL 1999-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On April 15 and 20, 2000, Registrant made available the Monthly Servicer Certificates for the Period of March 2000 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1996-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1996-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1997-B OWNER TRUST,
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                    NAVISTAR FINANCIAL 1999-A OWNER TRUST AND
                      NAVISTAR FINANCIAL 2000-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)







Date:   May 3, 1999                         By:/s/ R. D. MARKLE
----------------------------                       --------------------------
                                                   R. D. MARKLE
                                                   Vice President & Controller

                                                                 FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






               Navistar Financial 1996-A Owner Trust

   20.1        Monthly Servicer Certificate, dated April 17, 2000


               Navistar Financial 1996-B Owner Trust

   20.2        Monthly Servicer Certificate, dated April 20, 2000


               Navistar Financial 1997-A Owner Trust

   20.3        Monthly Servicer Certificate, dated April 17, 2000


               Navistar Financial 1997-B Owner Trust

   20.4        Monthly Servicer Certificate, dated April 17, 2000


               Navistar Financial 1998-A Owner Trust

   20.5        Monthly Servicer Certificate, dated April 17, 2000


               Navistar Financial 1999-A Owner Trust

   20.6        Monthly Servicer Certificate, dated April 17, 2000


               Navistar Financial 2000-A Owner Trust

   20.7        Monthly Servicer Certificate, dated April 17, 2000